EXHIBIT 10 (d)

                               POWERS OF ATTORNEY


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                                POWER OF ATTORNEY

         The undersigned, being all of the Directors of Phoenix Home Life Mutual Insurance Company, do hereby constitute and appoint each of Robert W. Fiondella, Dona D. Young, and Philip R. McLoughlin as our true and lawful attorneys and agents, and with full power to act without the others, are hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Home Life Mutual Insurance Company, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable Federal laws, including the filing of registration statements, any amendments to registration statements, and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratify and confirm our signature as it may be signed by said attorneys and agents.

         We hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         We hereby further revoke any and all powers of attorney previously given by us with respect to the above-named mutual fund, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         WITNESS our hand and seal on the date set forth below.

/s/Sal H. Alfiero                              /s/John C. Bacot
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Sal H. Alfiero, Director                       John C. Bacot, Director

/s/Arthur P. Byrne                             /s/Richard N. Cooper
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Arthur P. Byrne, Director                      Richard N. Cooper, Director


/s/Gordon J. Davis                             /s/Robert W. Fiondella
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Gordon J. Davis, Director                      Robert W. Fiondella, Director


/s/John E. Haire                               /s/Jerry J. Jasinowski
----------------                               ----------------------
John E. Haire, Director                        Jerry J. Jasinowski


/s/John W. Johnstone                           /s/Marilyn E. LaMarche
--------------------                           ----------------------
John W. Johnstone, Director                    Marilyn E. LaMarche, Director


/s/Philip R. McLoughlin                        /s/Indra K. Nooyi
-----------------------                        -----------------
Philip R. McLoughlin, Director                 Indra K. Nooyi, Director


/s/Robert F. Vizza                             /s/Robert G. Wilson
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Robert F. Vizza, Director                       Robert G. Wilson, Director


/s/Dona D. Young

Dona D. Young, Director


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                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

              WITNESS my hand and seal on the date set forth below.

/s/Peter C. Browning                                           October 19, 1997
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Peter C. Browning, Director
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                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Susan E. Schecter and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Companies Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or and of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

              WITNESS my hand and seal on the date set forth below.

/s/Thomas S. Johnson                                             March 14, 2001
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Thomas S. Johnson, Director